UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2005

EMTEC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

572 Whitehead Road, Bldg. #1

Trenton, NJ 08619

(Address of principal executive offices)

(609) 528-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Emtec, Inc. (“Emtec”) hereby amends its August 11, 2005 Current Report on Form 8-K filed with the Securities and Exchange Commission to report a change in accountants as a result of the Merger described in such Current Report.

Item 4.01	Changes in Registrant’s Certifying Accountant

As previously disclosed, on August 5, 2005, DARR Westwood Technology Corporation (“DARR”) merged (the “Merger”) into a subsidiary of Emtec. As a result of the Merger, the shareholders of DARR became the majority shareholders of Emtec. The Merger with DARR will be treated as a “reverse acquisition” for accounting purposes.

As such, the historical financial statements of the accounting acquirer, DARR, become the historical financial statements of Emtec. Because DARR’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), was different from Emtec’s independent registered public accounting firm, Baratz and Associates, P.A. (“Baratz”), there has been a change in Emtec’s independent registered public accounting firm as a result of the Merger. However, thereafter Emtec engaged Baratz solely to complete its SAS 100 review procedures on Emtec’s financial statements for the quarter ended June 30, 2005 which were included in Emtec’s Form 10-Q filed on August 19, 2005. The board of directors of Emtec formally authorized a change in Emtec’s independent registered public accounting firm from Baratz to E&Y.

Baratz’s reports on Emtec’s financial statements for the fiscal years ended March 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During those two fiscal years and through the subsequent period ended August 19, 2005 (the date upon which Baratz completed its SAS 100 review for Emtec’s June 30, 2005 Form 10-Q) there were no disagreements with Baratz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Baratz, would have caused Baratz to make reference to the subject matter of the disagreement in connection with its reports.

Pursuant to Item 304(a)(3) of Regulation S-K, Emtec has provided Baratz with a copy of this Report on Form 8-K/A and Baratz has provided Emtec with a letter addressed to the Securities and Exchange Commission as to Baratz’s agreement with the statements made in this Item 4.01 as to Baratz. Such response is filed as Exhibit 16.1 to this Report.

As a result of being the independent auditors of DARR, E&Y did consult with DARR regarding the Merger, but prior to the engagement of E&Y, Emtec did not consult with E&Y regarding any of the matters described in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

E&Y became DARR’s independent accountants on June 17, 2004. Prior to that time, the financial statements of Westwood Computer Corporation (the historical financial statements of which became DARR’s historical financial statements when DARR acquired Westwood in April, 2004), were audited by Glassel & Bonfiglio LLC (“Glassel”). Glassel was dismissed as the independent accountants of DARR on June 17, 2004. Glassel’s reports on DARR’s financial statements for the fiscal years ended August 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During those two fiscal years and through the subsequent period ended June 17, 2004 there were no disagreements with Glassel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Glassel, would have caused Glassel to make reference to the subject matter of the disagreement in connection with its reports.

Pursuant to Item 304(a)(3) of Regulation 8-K, Emtec has provided Glassel with a copy of this Report on Form 8-K/A and Glassel has provided Emtec with a letter addressed to the Securities and Exchange Commission as to Glassel’s agreement with the statements made in this Item 4.01 as to Glassel. Such response is filed as Exhibit 16.2 to this Report.

Prior to the engagement of E&Y by DARR on June 17, 2004, DARR did not consult with E&Y regarding any of the matters described in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 14, 2005, by and among the Registrant, MergerCo and Darr*

10.1	Employment Agreement, dated as of July 14, 2005, between the Registrant and John Howlett*

10.2	Employment Agreement, dated as of July 14, 2005, between the Registrant and Ronald Seitz*

10.3	Form of Warrant*

16.1	Letter of Baratz and Associates, P.A. regarding change in certifying accountant.

16.2	Letter of Glassel & Bonfiglio LLC regarding change in certifying accountant

99.1	Emtec, Inc. press release, dated August 8, 2005**

99.2	Audited Financial Statements***

99.3	Audited Financial Statements***

99.4	Unaudited Financial Statements***

99.5	Unaudited Pro-Forma Financial Information***

*	Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2005.

**	Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005.

***	Previously filed with Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMTEC, INC.

Date: November 4, 2005	By:	/s/ STEPHEN C. DONNELLY
	Name:	Stephen C. Donnelly
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 14, 2005, by and among the Registrant, MergerCo and Darr*

10.1	Employment Agreement, dated as of July 14, 2005, between the Registrant and John Howlett*

10.2	Employment Agreement, dated as of July 14, 2005, between the Registrant and Ronald Seitz*

10.3	Form of Warrant*

16.1	Letter of Baratz and Associates, P.A. regarding change in certifying accountant.

16.2	Letter of Glassel & Bonfiglio LLC regarding change in certifying accountant

99.1	Emtec, Inc. press release, dated August 8, 2005**

99.2	Audited Financial Statements***

99.3	Audited Financial Statements***

99.4	Unaudited Financial Statements***

99.5	Unaudited Pro-Forma Financial Information***

*	Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2005.

**	Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005.

***	Previously filed with Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 24, 2005.